Exhibit 10.79

Translated from Japanese

Revenue stamp (Format 1-3)

Application Form for (Change to) Loan on Bills

[Notice of Applicable Interest Rate Period]

Application date:      COPY
Seal omitted if identical to the register seal for loan.

To:   Sumitomo Mitsui Banking Corporation

Address:  11F Nishi-Shinjuku Showa Bldg., 13-12 Nishi-Shinjuku 1-chome, Shinjuku-ku, Tokyo

Name:       IA Partners, Inc., President & CEO, Hideki Anan

Having confirmed the following conditions, I do hereby submit a request to Sumitomo Mitsui Banking Corporation for (change to) loan on bills as outlined below. If you consent, please deposit the applicable amount to my (the applicant’s) account. If this request is a request for change and has been rejected as a result of your judgment, I will not object.

If the market rate is to be applied for basic interest rate, I notify the applicable interest rate period here.

Amount	77,784,000 yen
Use	Operating funds
Desired date of deposit	June 30, 2009	Final due date	September 30, 2009

Payment details	Payment cycle	Payment date	Number of payments	Payment amount for each time
	months	of each m.	Time(s)	Yen
Yen
Yen
Yen
Last Due				77,784,000 yen
Interest payment	Advance payment every EOM after the loan date and the next interest payment due July 31, 2009
Payment method	Automatic transfer	Others ( )
Designated account	Branch name	Account type	Account No.	Account nominee
	Nakano Branch	Deposit account		IA Partners, Inc.
Bank holidays	If one of the payment dates above falls on a bank holiday, the payment shall be made on the following business day.

Basic interest rate	Short-term prime rate	Applicable interest rate	4.25% APR

		Spread	%
	Applicable interest rate term	In the event of change to the applicable interest rate for a divided period of the borrowing term:
	Starts: Ends:	1. Rates automatically adjusted on the ____ every ____ month 2. The change notified each time with Notice of Applicable Interest Rate Period.

*Please enter the other payment than automatic transfer in the column that says “Others ( )”.	(To be continued to the back side)

-------------------------------------------For Bank Use---------------------------------------------------------

Branch No.	Branch Name	Process for final date	Decision (Approval/Disapproval) Date ( )			Verification	Verification	Person in Charge	Transaction Copy check	Loan Seal check	Account Seal check
0223	Nakano		Manager	Section Ch/.Credit Gr. Lr.	Person in charge
Loan Acct. No.	Activity No.	☐ Transfer					Person in charge
2000369	0000378	ID check